UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2010

Date of reporting period: September 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Bond Fund

September 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 22, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the annual reporting period ended September 30, 2010.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Capital Global Aggregate Bond Index (hedged to the US dollar).

Class A shares of the Fund outperformed the benchmark for the 12-month period ended September 30, 2010, before sales charges. The Fund’s sector allocations, security selection, yield curve and country positioning as well as currency exposure, all contributed positively to relative performance. Within the Fund’s sector allocation, exposure to high-yield corporates and an overweight to commercial mortgage-backed securities (CMBS) and investment-grade corporates were the

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

primary positive contributors. Exposure to high-yield bank loans and an underweight to agency mortgage securities also contributed positively. Within the Fund’s security selection, an underweight to peripheral Europe along with positive corporate security selection added to the Fund’s absolute returns. Within the Fund’s currency exposure, long positions in the Australian dollar, Swedish krona and Brazilian real were strong positives. Detracting from performance was a short position in the Japanese yen and Swiss franc. Within the Fund’s country positioning, an underweight to Japan and overweight to the US contributed positively.

For the six-month period ended September 30, 2010, class A shares of the Fund again outperformed the benchmark, before sales charges. Yield curve positioning, security selection and country positioning were the primary positive contributors. Within the Fund’s security selection, an underweight to peripheral Europe was positive. Yield curve positioning in both Europe and the US (an overweight in the five- to 10-year area of the curve) were also significant positive contributors. Within the Fund’s country positioning, an underweight to Japan and overweight to the UK, Canada and US were also positive.

The Fund’s use of leverage contributed positively to both periods as repo rates were favorable and the Fund’s Global Fixed Income Investment Team (the “Team”) was able to reinvest the proceeds into higher yielding securities.

Market Review and Investment Strategy

The global economic recovery continued in 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Financial markets followed making fitful progress as credit spreads narrowed. Investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Concerns over sovereign debt in peripheral Europe and the potential for a double-dip recession in the US economy, however, rose in the second quarter dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety.

Most major fixed income indices posted solid absolute returns for the annual period as markets continued to recover. CMBS securities, which posted some of the worst returns during the financial crisis, continued to rebound posting strong gains. For the 12-month reporting period, CMBS returned 21.61%, followed by high yield corporates at 18.44% and

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

investment grade corporates at 10.48%. All three sectors saw significant spread compression. High yield bank loans, also held in the Fund provided impressive gains posting 10.06%. The agency mortgage backed sector posted relatively muted returns of 5.71% for the 12-month period ended September 30, 2010. Global Treasury securities underperformed spread sectors returning 5.65% as global yields declined. Peripheral

European countries significantly underperformed as sovereign debt worries surfaced. All returns are according to the Barclays Capital Indices.

With government bond yields still very low by historical standards, the Fund continued to hold overweight allocations to investment grade corporate bonds and CMBS and maintain exposure to high yield and bank loans.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The Barclays Capital Global Aggregate Bond Index (hedged to the USD) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. Barclays Capital Global Aggregate Index represents the performance of the global investment-grade developed fixed income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Bond Fund
Class A	6.06%	12.38%

Class B*	5.81%	11.60%

Class C	5.79%	11.55%

Advisor Class**	6.34%	12.71%

Class R**	6.08%	12.15%

Class K**	6.21%	12.46%

Class I**	6.37%	12.77%

Barclays Capital Global Aggregate Bond Index—Hedged to the US Dollar	4.57%	6.65%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/30/00 TO 9/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Bond Fund Class A shares (from 9/30/00 to 9/30/10) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			2.60%
1 Year	12.38%	7.59%
5 Years	7.70%	6.77%
10 Years	8.37%	7.89%

Class B Shares			2.03%
1 Year	11.60%	8.60%
5 Years	6.99%	6.99%
10 Years(a)	7.87%	7.87%

Class C Shares			2.03%
1 Year	11.55%	10.55%
5 Years	6.95%	6.95%
10 Years	7.59%	7.59%

Advisor Class Shares‡			3.01%
1 Year	12.71%	12.71%
Since Inception†	7.53%	7.53%

Class R Shares‡			2.52%
1 Year	12.15%	12.15%
Since Inception†	6.99%	6.99%

Class K Shares‡			2.74%
1 Year	12.46%	12.46%
Since Inception†	7.28%	7.28%

Class I Shares‡			3.00%
1 Year	12.77%	12.77%
Since Inception†	7.56%	7.56%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.00%, 1.73%, 1.70%, 0.69%, 1.31%, 0.98% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

†	Inception date: 11/5/07 for Advisor Class, Class R, Class K and Class I shares.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	7.59%
5 Years	6.77%
10 Years	7.89%

Class B Shares
1 Year	8.60%
5 Years	6.99%
10 Years(a)	7.87%

Class C Shares
1 Year	10.55%
5 Years	6.95%
10 Years	7.59%

Advisor Class Shares‡
1 Year	12.71%
Since Inception†	7.53%

Class R Shares‡
1 Year	12.15%
Since Inception†	6.99%

Class K Shares‡
1 Year	12.46%
Since Inception†	7.28%

Class I Shares‡
1 Year	12.77%
Since Inception†	7.56%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 11/5/07 for Advisor Class, Class R, Class K and Class I shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2010		Ending Account Value September 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,060.59	$1,020.16	$5.06	$4.96
Class B	$1,000	$1,000	$1,058.11	$1,016.65	$8.67	$8.49
Class C	$1,000	$1,000	$1,057.90	$1,016.70	$8.62	$8.44
Advisor Class	$1,000	$1,000	$1,063.39	$1,021.76	$3.41	$3.35
Class R	$1,000	$1,000	$1,060.76	$1,019.30	$5.94	$5.82
Class K	$1,000	$1,000	$1,062.13	$1,020.56	$4.65	$4.56
Class I	$1,000	$1,000	$1,063.66	$1,021.91	$3.26	$3.19
*	Expenses are equal to the classes’ annualized expense ratios of 0.98%, 1.68%, 1.67%, 0.66%, 1.15%, 0.90% and 0.63%, respectively multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mill): $2,990.6

*	All data are as of September 30, 2010. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposures to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.2% or less in the following security types: Emerging Markets—Corporate Bonds, Emerging Market—Sovereigns, Local Governments—Provincial Bonds, CMOs and Preferred Stocks. “Other” country weightings represent 0.8% or less in the following countries: Chile, Colombia, Croatia, Denmark, Hong Kong, India, Indonesia, Italy, Japan, Luxembourg, Malaysia, Mexico, New Zealand, Poland, South Africa, Spain, Supranational, Switzerland and Ukraine.

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2010

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 44.4%
Australia – 2.2%
Australia Government Bond Series 118 6.50%, 5/15/13	AUD	67,138	$67,643,011

Austria – 1.0%
Austria Government Bond 4.00%, 9/15/16(a)	EUR	19,331	29,057,592

Belgium – 1.0%
Belgium Government Bond Series 48 4.00%, 3/28/22		20,941	30,567,861

Brazil – 0.5%
Republic of Brazil 12.50%, 1/05/16-1/05/22	BRL	20,945	14,837,120

Canada – 4.3%
Canadian Government Bond 2.00%, 12/01/14	CAD	102,200	100,021,707
4.00%, 6/01/16		3,394	3,626,226
Series A34 11.25%, 6/01/15		19,361	26,656,610

			130,304,543

France – 2.3%
France Government Bond OAT 3.25%, 4/25/16	EUR	30,202	44,038,920
3.75%, 4/25/21		16,998	25,266,856

			69,305,776

Germany – 4.9%
Bundesrepublik Deutschland Series 05 3.50%, 1/04/16		97,500	145,554,610

Netherlands – 7.6%
Netherlands Government Bond 4.00%, 7/15/16		102,000	155,181,472
4.50%, 7/15/17		35,637	55,897,335
7.50%, 1/15/23		7,871	16,136,522

			227,215,329

New Zealand – 0.7%
New Zealand Government Bond Series 413 6.50%, 4/15/13	NZD	26,542	20,720,968

Sweden – 1.6%
Sweden Government Bond Series 1041 6.75%, 5/05/14	SEK	270,255	46,863,152

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 6.5%
United Kingdom Gilt 4.00%, 9/07/16	GBP	44,713	$77,730,709
4.75%, 12/07/30		25,745	46,025,951
5.00%, 3/07/18	U.S.$	38,648	70,869,891

			194,626,551

United States – 11.8%
U.S. Treasury Bonds 7.25%, 5/15/16(b)	U.S.$	38,000	49,830,464
8.125%, 8/15/19		31,400	45,929,848
9.25%, 2/15/16(b)		24,334	34,259,619
U.S. Treasury Notes 1.00%, 7/15/13(b)		60,000	60,656,400
2.50%, 3/31/15(b)		53,612	56,849,629
2.625%, 12/31/14(b)		28,000	29,826,552
2.75%, 10/31/13		4,000	4,253,752
2.75%, 2/15/19(b)		68,238	70,791,602

			352,397,866

Total Governments – Treasuries (cost $1,253,761,549)			1,329,094,379

CORPORATES – INVESTMENT GRADES – 32.5%
Industrial – 18.5%
Basic – 3.1%
Alcoa, Inc. 6.75%, 7/15/18		5,500	5,926,926
Anglo American Capital PLC 9.375%, 4/08/19(a)		4,681	6,312,197
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		4,000	4,231,536
ArcelorMittal 5.375%, 6/01/13		11,145	11,966,498
Bayer Capital Corp. BV 4.625%, 9/26/14	EUR	4,439	6,604,637
Commercial Metals Co. 6.50%, 7/15/17	U.S.$	4,000	4,161,656
Dow Chemical Co. (The) 7.375%, 11/01/29		1,615	1,863,127
8.55%, 5/15/19		3,000	3,788,070
Eastman Chemical Co. 5.50%, 11/15/19		1,156	1,281,670
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		3,790	4,230,588
International Paper Co. 7.95%, 6/15/18		6,050	7,337,131

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lubrizol Corp. 8.875%, 2/01/19	U.S.$	3,271	$4,249,608
PPG Industries, Inc. 6.65%, 3/15/18		6,957	8,429,025
Rio Tinto Finance USA Ltd. 5.875%, 7/15/13		8,708	9,705,667
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		1,600	1,816,000
Vale Overseas Ltd. 6.875%, 11/21/36		9,554	10,915,044

			92,819,380

Capital Goods – 1.1%
Allied Waste North America, Inc. 6.875%, 6/01/17		7,600	8,388,500
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		690	752,906
Owens Corning 6.50%, 12/01/16		9,619	10,406,546
Republic Services, Inc. 5.25%, 11/15/21		6,898	7,621,386
Tyco International Finance SA 8.50%, 1/15/19		4,649	6,161,892

			33,331,230

Communications - Media – 1.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)		3,905	4,439,200
5.75%, 10/20/17(a)	GBP	3,977	7,019,781
CBS Corp. 5.625%, 8/15/12	U.S.$	1,418	1,505,035
5.75%, 4/15/20		440	488,712
6.625%, 5/15/11		178	184,103
8.875%, 5/15/19		7,309	9,527,684
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,649	2,325,669
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14		1,560	1,703,813
6.375%, 6/15/15		2,000	2,070,000
RR Donnelley & Sons Co. 6.125%, 1/15/17		4,100	4,292,634
Time Warner Cable, Inc. 7.50%, 4/01/14		4,918	5,796,552
8.25%, 2/14/14		6,030	7,196,510
WPP Finance UK 8.00%, 9/15/14		3,545	4,227,767

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Yellow Media, Inc. 5.25%, 2/15/16	CAD	4,094	$3,989,631

			54,767,091

Communications - Telecommunications – 2.2%
America Movil SAB de CV 5.00%, 3/30/20	U.S.$	5,570	6,007,451
American Tower Corp. 5.05%, 9/01/20		5,775	5,914,732
AT&T Corp. 8.00%, 11/15/31		3,822	5,112,689
AT&T, Inc. 5.60%, 5/15/18		5,475	6,397,685
Bell Canada 5.00%, 2/15/17(a)	CAD	5,900	6,177,769
British Telecommunications PLC 9.875%, 12/15/30	U.S.$	5,972	8,315,192
Embarq Corp. 7.082%, 6/01/16		9,721	10,803,968
Qwest Corp. 7.625%, 6/15/15		3,715	4,235,100
Telecom Italia Capital SA 5.25%, 11/15/13		3,389	3,641,132
6.175%, 6/18/14		4,156	4,583,195
United States Cellular Corp. 6.70%, 12/15/33		4,100	4,304,229

			65,493,142

Consumer Cyclical - Automotive – 1.1%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	9,062,551
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	U.S.$	4,627	4,935,232
6.80%, 6/15/18(a)		4,000	4,349,156
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)		4,457	4,739,364
Volvo Treasury AB 5.95%, 4/01/15(a)		9,003	9,823,209

			32,909,512

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 7.625%, 4/15/31		5,000	6,199,200
Viacom, Inc. 4.375%, 9/15/14		8,886	9,644,873

			15,844,073

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 6.60%, 3/15/19	U.S.$	2,740	$3,325,009
Marks & Spencer PLC 5.625%, 3/24/14	GBP	3,458	5,807,563

			9,132,572

Consumer Non-Cyclical – 2.3%
Ahold Finance USA LLC 6.875%, 5/01/29	U.S.$	5,820	6,902,235
Altria Group, Inc. 9.70%, 11/10/18		5,000	6,768,010
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		10,000	12,086,680
Delhaize Group SA 5.875%, 2/01/14		1,285	1,450,338
General Mills, Inc. 5.20%, 3/17/15		3,224	3,689,233
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14		3,965	4,395,992
Kraft Foods, Inc. 6.125%, 8/23/18		10,240	12,100,895
McKesson Corp. 5.25%, 3/01/13		7,605	8,261,433
Newell Rubbermaid, Inc. 4.70%, 8/15/20		5,245	5,491,347
Reynolds American, Inc. 7.625%, 6/01/16		3,370	3,953,222
Whirlpool Corp. 8.60%, 5/01/14		3,025	3,601,810

			68,701,195

Energy – 2.9%
Anadarko Petroleum Corp. 5.95%, 9/15/16		5,546	6,055,838
Apache Corp. 6.90%, 9/15/18		2,950	3,706,466
BP Capital Markets PLC 4.50%, 10/01/20		4,750	4,857,421
4.75%, 3/10/19		991	1,036,264
Hess Corp. 8.125%, 2/15/19		4,447	5,847,000
Marathon Oil Corp. 7.50%, 2/15/19		4,143	5,305,091
Nabors Industries, Inc. 9.25%, 1/15/19		3,400	4,350,620
Noble Energy, Inc. 8.25%, 3/01/19		5,000	6,503,980
Noble Holding International Ltd. 4.90%, 8/01/20		515	553,745

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Talisman Energy, Inc. 7.75%, 6/01/19	U.S.$	3,400	$4,340,001
TNK-BP Finance SA 7.50%, 3/13/13-7/18/16(a)		8,080	8,913,626
7.875%, 3/13/18(a)		6,620	7,464,050
Valero Energy Corp. 9.375%, 3/15/19		9,985	12,751,414
Weatherford International Ltd. 5.15%, 3/15/13		1,640	1,755,969
6.00%, 3/15/18		6,250	6,893,794
Williams Cos., Inc. (The) 7.875%, 9/01/21		5,755	6,987,744

			87,323,023

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)		6,737	7,255,749
8.50%, 5/30/13(a)		1,767	1,992,649

			9,248,398

Services – 0.4%
Western Union Co. (The) 5.93%, 10/01/16		9,665	11,286,797

Technology – 1.0%
Agilent Technologies, Inc. 5.00%, 7/15/20		1,035	1,098,222
Motorola, Inc. 6.50%, 9/01/25		12,010	13,070,363
Oracle Corp. 5.75%, 4/15/18		8,987	10,685,687
Xerox Corp. 4.25%, 2/15/15		470	504,637
8.25%, 5/15/14		4,000	4,795,880

			30,154,789

Transportation - Airlines – 0.6%
Southwest Airlines Co. 5.25%, 10/01/14		3,015	3,261,163
5.75%, 12/15/16		4,799	5,237,336
Series 07-1 6.15%, 8/01/22		7,398	8,026,934

			16,525,433

Transportation - Railroads – 0.3%
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,530,063
CSX Corp. 6.25%, 3/15/18		5,000	5,935,950

			7,466,013

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)	U.S.$	5,345	$5,361,591
4.625%, 9/23/20(a)		1,501	1,513,871
Aviation Capital Group 7.125%, 10/15/20(a)		5,499	5,498,835
Ryder System, Inc. 5.85%, 11/01/16		4,332	4,869,025

			17,243,322

			552,245,970

Financial Institutions – 11.3%
Banking – 5.6%
American Express Co. 7.25%, 5/20/14		7,495	8,788,232
Barclays Bank PLC 4.875%, 12/15/14	EUR	3,540	4,065,873
5.45%, 9/12/12	U.S.$	1,180	1,278,112
Series 1 5.00%, 9/22/16		10,097	11,047,410
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		8,725	9,515,188
Citigroup, Inc. 5.50%, 4/11/13		6,884	7,385,451
Danske Bank A/S 5.684%, 2/15/17	GBP	3,580	4,836,487
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	U.S.$	3,205	3,525,138
7.50%, 2/15/19		3,490	4,152,245
HSBC Holdings PLC 6.50%, 9/15/37		11,272	12,640,759
Series 2018 9.875%, 4/08/18	GBP	1,550	2,787,487
Itau Unibanco Holding SA 6.20%, 4/15/20(a)	U.S.$	4,000	4,167,172
JPMorgan Chase & Co. 4.625%, 1/31/11	EUR	1,400	1,925,397
JPMorgan Chase Bank NA 4.625%, 5/31/17		950	1,318,991
Macquarie Group Ltd. 4.875%, 8/10/17(a)	U.S.$	5,705	5,786,553
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	11,187,073
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		8,855	9,158,169
6.05%, 5/16/16		2,235	2,378,914
Morgan Stanley 1.218%, 3/01/13(c)	EUR	2,150	2,784,637
10.09%, 5/03/17(a)	BRL	13,035	7,318,706

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

National City Bank/Cleveland OH 5.80%, 6/07/17	U.S.$	4,925	$5,437,855
NB Capital Trust IV 8.25%, 4/15/27		4,509	4,621,725
Santander Issuances S.A Unipersonal Series 23 6.50%, 7/27/19	EUR	5,150	7,573,269
Societe Generale 2.20%, 9/14/13(a)	U.S.$	7,350	7,378,665
Union Bank NA 5.95%, 5/11/16		8,694	9,558,549
US Bank NA 6.30%, 2/04/14		4,585	5,251,421
VTB Capital SA 6.875%, 5/29/18(a)		2,936	3,108,637
Wachovia Bank NA 4.875%, 2/01/15		4,080	4,419,044
Wachovia Corp. 5.50%, 5/01/13		2,955	3,248,121
Wells Fargo & Co. 4.375%, 1/31/13		1,475	1,574,141

			168,219,421

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		2,748	2,882,361

Finance – 0.7%
General Electric Capital Corp. 5.625%, 5/01/18		9,933	11,025,392
HSBC Finance Corp. 5.25%, 1/15/14		1,724	1,869,081
SLM Corp. 5.05%, 11/14/14		7,746	7,376,369

			20,270,842

Insurance – 4.3%
Aegon NV 4.75%, 6/01/13		1,460	1,550,504
Aetna, Inc. 6.75%, 12/15/37		9,786	11,398,429
Aflac, Inc. 3.45%, 8/15/15		1,150	1,193,343
8.50%, 5/15/19		3,400	4,326,286
Allstate Corp. (The) 6.125%, 5/15/37		12,550	11,671,500
American International Group, Inc. 4.25%, 5/15/13		9,460	9,767,450
CIGNA Corp. 5.125%, 6/15/20		2,185	2,360,737

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	2,175	$2,175,805
6.125%, 1/15/15		835	874,954
6.30%, 8/15/14		6,765	7,243,279
Genworth Financial, Inc. 4.95%, 10/01/15		7,020	7,038,175
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		2,650	3,143,682
Hartford Financial Services Group, Inc. 6.30%, 3/15/18		4,935	5,329,780
Humana, Inc. 6.45%, 6/01/16		442	490,684
7.20%, 6/15/18		8,240	9,539,127
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		5,310	5,581,962
Lincoln National Corp. 8.75%, 7/01/19		2,958	3,805,056
Markel Corp. 7.125%, 9/30/19		2,166	2,451,152
Marsh & McLennan Cos., Inc. 9.25%, 4/15/19		3,300	4,325,858
MetLife, Inc. 4.75%, 2/08/21		2,840	3,012,967
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		4,645	5,485,132
Principal Financial Group, Inc. 7.875%, 5/15/14		3,660	4,336,181
Prudential Financial, Inc. 3.875%, 1/14/15		4,628	4,861,807
5.15%, 1/15/13		2,580	2,753,606
Torchmark Corp. 9.25%, 6/15/19		3,400	4,350,154
UnitedHealth Group, Inc. 6.00%, 2/15/18		1,565	1,826,884
WellPoint, Inc. 4.35%, 8/15/20		1,155	1,197,157
5.875%, 6/15/17		865	996,907
7.00%, 2/15/19		4,003	4,874,493
XL Capital Ltd. 5.25%, 9/15/14		1,421	1,514,240

			129,477,291

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15		7,601	7,821,551
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	37,139	1,238,395

			9,059,946

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.3%
Duke Realty LP 6.75%, 3/15/20	U.S.$	2,135	$2,384,590
Entertainment Properties Trust 7.75%, 7/15/20(a)		4,389	4,438,376
ERP Operating LP 5.25%, 9/15/14		2,115	2,338,875

			9,161,841

			339,071,702

Utility – 1.8%
Electric – 1.3%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		7,320	7,571,303
Ameren Energy Generating Co. 6.30%, 4/01/20		4,100	4,051,956
CenterPoint Energy, Inc. 6.50%, 5/01/18		1,665	1,932,562
Integrys Energy Group, Inc. 6.11%, 12/01/66		4,500	4,140,000
Nisource Finance Corp. 6.80%, 1/15/19		7,790	9,240,101
Oncor Electric Delivery Co. LLC 5.95%, 9/01/13		5,000	5,601,665
Teco Finance, Inc. 4.00%, 3/15/16		300	312,555
5.15%, 3/15/20		2,970	3,249,344
Union Electric Co. 6.70%, 2/01/19		2,019	2,454,654

			38,554,140

Natural Gas – 0.5%
DCP Midstream LLC 5.35%, 3/15/20(a)		1,515	1,638,957
9.75%, 3/15/19(a)		1,910	2,541,580
EQT Corp. 8.125%, 6/01/19		2,806	3,478,884
Sempra Energy 6.50%, 6/01/16		5,700	6,819,822

			14,479,243

			53,033,383

Non Corporate Sectors – 0.9%
Agencies - Not Government Guaranteed – 0.9%
Gaz Capital SA for Gazprom 9.25%, 4/23/19(a)		12,081	15,040,845
Petrobras International Finance Co. 5.75%, 1/20/20		10,240	11,336,141

			26,376,986

Total Corporates – Investment Grades (cost $895,064,217)			970,728,041

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 9.4%
Australia – 0.3%
Suncorp-Metway Ltd. 4.00%, 1/16/14	GBP	5,594	$9,406,104

Canada – 7.0%
Canada Housing Trust No 1 2.70%, 12/15/13	CAD	28,200	28,159,162
2.95%, 3/15/15		76,000	76,439,499
3.15%, 6/15/14		53,050	53,780,604
3.15%, 6/15/15		49,150	49,858,421

			208,237,686

Germany – 0.7%
Kreditanstalt Fuer Wiederaufba 5.375%, 1/29/14	GBP	12,500	22,034,307

United Kingdom – 1.4%
Lloyds TSB Bank PLC 4.00%, 11/17/11	GBP	7,100	11,543,457
Network Rail Infrastructure Finance PLC 4.875%, 11/27/15		8,622	15,264,128
West Bromwich Building Society 2.00%, 4/05/12		8,301	13,247,521

			40,055,106

Total Governments – Sovereign Agencies (cost $273,729,214)			279,733,203

CORPORATES – NON-INVESTMENT GRADES – 5.4%
Industrial – 3.8%
Basic – 1.1%
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, 2/01/18	U.S.$	2,187	2,143,260
Lyondell Chemical Co. 11.00%, 5/01/18		373	413,010
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)		5,485	6,088,350
United States Steel Corp. 6.05%, 6/01/17		8,280	8,207,550
Vedanta Resources PLC 8.75%, 1/15/14(a)		8,139	8,749,425
Weyerhaeuser Co. 7.375%, 3/15/32		8,345	8,498,606

			34,100,201

Capital Goods – 0.6%
Case New Holland, Inc. 7.875%, 12/01/17(a)		3,176	3,449,930

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Masco Corp. 6.125%, 10/03/16	U.S.$	4,765	$4,844,194
Mohawk Industries, Inc. 6.875%, 1/15/16		10,340	10,766,525

			19,060,649

Communications - Media – 0.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.875%, 4/30/18(a)		698	724,175
8.125%, 4/30/20(a)		230	243,800
Interpublic Group of Cos., Inc. (The) 6.25%, 11/15/14		2,733	2,903,813

			3,871,788

Communications - Telecommunications – 0.2%
Cricket Communications, Inc. 7.75%, 5/15/16		670	711,038
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		5,000	5,720,000

			6,431,038

Consumer Cyclical - Automotive – 0.2%
Ford Motor Co. 7.45%, 7/16/31(b)		4,360	4,545,300

Consumer Cyclical - Other – 0.6%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		4,479	4,764,536
Wyndham Worldwide Corp. 6.00%, 12/01/16		9,108	9,501,684
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, 8/15/20(a)		4,100	4,325,500

			18,591,720

Consumer Cyclical - Retailers – 0.6%
JC Penney Co., Inc. 5.65%, 6/01/20		5,455	5,557,281
Limited Brands, Inc. 6.90%, 7/15/17		5,968	6,326,080
7.60%, 7/15/37		4,675	4,581,500

			16,464,861

Consumer Non-Cyclical – 0.3%
HCA, Inc. 8.50%, 4/15/19		365	406,975

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mylan, Inc. 7.625%, 7/15/17(a)	U.S.$	385	$409,544
7.875%, 7/15/20(a)		2,333	2,499,226
Universal Health Services, Inc. 7.125%, 6/30/16		4,365	4,695,011

			8,010,756

Energy – 0.1%
Tesoro Corp. 6.50%, 6/01/17		2,367	2,331,495

Technology – 0.0%
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)		515	535,600

			113,943,408

Financial Institutions – 0.8%
Banking – 0.3%
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(d)	EUR	2,200	1,986,937
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	4,145	3,813,400
RBS Capital Trust A 6.467%, 6/30/12	EUR	2,770	2,909,564

			8,709,901

Insurance – 0.3%
American International Group, Inc. 6.25%, 3/15/37	U.S.$	9,015	7,730,362
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		2,857	2,699,865

			10,430,227

Other Finance – 0.2%
DTEK Finance BV 9.50%, 4/28/15(a)		4,981	5,104,529

			24,244,657

Utility – 0.8%
Electric – 0.8%
Calpine Corp. 7.875%, 7/31/20(a)		4,200	4,315,500
CMS Energy Corp. 8.75%, 6/15/19		3,338	3,985,639
Duquesne Light Holdings, Inc. 6.40%, 9/15/20(a)		2,930	2,980,050
Edison Mission Energy 7.00%, 5/15/17		4,275	3,088,688
NRG Energy, Inc. 7.375%, 2/01/16-1/15/17		8,240	8,461,450

			22,831,327

Total Corporates – Non-Investment Grades (cost $157,450,208)			161,019,392

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COVERED BONDS – 3.0%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21	EUR	8,100	$11,313,193
BNP Paribas Home Loan 3.00%, 7/23/13		10,000	14,037,685
Cie Financement Foncier 4.25%, 1/29/14		6,025	8,789,550
Compagnie De Financement Foncier 4.125%, 10/25/17		10,000	14,726,031
Danske Bank A/S 4.125%, 11/26/19		2,350	3,469,658
Dexia Kommunalbank Deutschland AG 3.50%, 6/05/14		10,000	14,400,473
HBOS Treasury Services PLC 4.75%, 6/08/22		16,000	23,181,074

Total Covered Bonds (cost $88,651,580)			89,917,664

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.6%
Non-Agency Fixed Rate CMBS – 2.6%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	U.S.$	13,875	14,526,534
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,585	2,687,476
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		10,910	11,349,172
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,223	10,526,259
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51		5,614	5,887,968
Merrill Lynch Mortgage Trust Series 2008-C1, Class A4 5.69%, 2/12/51		6,460	6,886,989
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		5,650	5,918,395

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43	U.S.$	10,000	$10,894,414
Series 2007-HQ13, Class A3 5.569%, 12/15/44		8,110	8,013,551
Series 2007-IQ13, Class A4 5.364%, 3/15/44		1,640	1,705,376

Total Commercial Mortgage-Backed Securities (cost $73,621,119)			78,396,134

QUASI-SOVEREIGNS – 2.2%
Quasi-Sovereign Bonds – 2.2%
Chile – 0.2%
Corp Nacional del Cobre de Chile 6.15%, 10/24/36(a)		6,110	7,238,994

Kazakhstan – 0.8%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)		10,885	12,055,137
9.125%, 7/02/18(a)		11,100	13,569,750

			25,624,887

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		9,900	11,057,855

Russia – 0.8%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)		5,518	5,752,515
7.75%, 5/29/18(a)		15,732	17,698,500

			23,451,015

Total Quasi-Sovereigns (cost $53,836,475)			67,372,751

MORTGAGE PASS-THRU’S – 1.8%
Agency Fixed Rate 30-Year – 1.8%
Federal National Mortgage Association 6.00%, 11/01/37-6/01/38		29,170	31,387,885
6.00%, 1/01/38		20,696	22,268,709

Total Mortgage Pass-Thru’s (cost $53,908,710)			53,656,594

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 1.4%
Industrial – 1.2%
Basic – 0.1%
Hexion Specialty Chemicals, Inc. 4.06%, 5/05/15(c)	U.S.$	582	$556,042
Huntsman International LLC 1.77%-1.98%, 4/19/14(c)		837	800,363
Ineos US Finance LLC 7.50%, 12/16/13(c)		606	604,814
8.00%, 12/16/14(c)		693	694,875
John Maneely Company 3.77%-3.78%, 12/09/13(c)		646	628,386

			3,284,480

Capital Goods – 0.1%
Graham Packaging Company, L.P. 6.75%, 4/05/14(c)		1,530	1,536,333
Graphic Packaging International, Inc. 3.01%-3.28%, 5/16/14(c)		1,302	1,281,636
Hawker Beechcraft Acquisition Company LLC 2.26%-2.29%, 3/26/14(c)		281	226,532
2.29%, 3/26/14(c)		17	13,543
Manitowoc Company Inc., The 8.00%, 11/06/14(c)		354	354,682

			3,412,726

Communications - Media – 0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.54%, 7/03/14(c)		1,699	1,522,036
Charter Communications Operating, LLC 2.26%, 3/06/14(c)		1,938	1,888,689
Clear Channel Communications, Inc. 3.91%, 1/29/16(c)		423	332,678
Getty Images, Inc. 6.25%, 7/02/15(c)		440	442,218
Nielsen Finance LLC 2.26%, 8/09/13(c)		25	23,838
4.01%, 5/01/16(c)		400	386,653
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(c)		327	254,701
Univision Communications Inc. 2.51%, 9/29/14(c)		1,728	1,517,580
WideOpenWest Finance , LLC 2.76%-4.75%, 6/30/14(c)		978	883,214

			7,251,607

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Level 3 Financing, Inc. 2.51%-2.78%, 3/13/14(c)	U.S.$	1,462	$1,332,091

Consumer Cyclical - Automotive – 0.1%
Ford Motor Company 3.01%-3.05%, 12/15/13(c)		1,349	1,319,714

Consumer Cyclical - Entertainment – 0.0%
Las Vegas Sands, LLC 3.03%, 11/23/16(c)		886	804,953

Consumer Cyclical - Other – 0.1%
Hanesbrands Inc. 5.25%, 12/10/15(c)		921	928,509
Harrah’s Operating Company, Inc. 3.29%-3.50%, 1/28/15(c)		1,204	1,036,560
3.50%, 1/28/15(c)		394	337,913

			2,302,982

Consumer Cyclical - Retailers – 0.0%
Neiman Marcus Group Inc., (The) 2.26%-2.29%, 4/06/13(c)		1,152	1,114,683

Consumer Non-Cyclical – 0.1%
Amscan Holdings, Inc. 2.54%, 5/27/13(c)		1,379	1,305,725
CHS/Community Health Systems, Inc. 2.55%, 7/25/14(c)		609	577,893
HCA Inc. 2.54%, 11/18/13(c)		429	412,319

			2,295,937

Energy – 0.1%
Ashmore Energy International 3.29%, 3/30/12-3/30/14(c)		2,250	2,099,500
Citgo Petroleum Corp. 9.00%, 6/24/17(c)		1,496	1,522,898

			3,622,398

Services – 0.1%
Sabre Inc. 2.26%-2.48%, 9/30/14(c)		1,412	1,305,246
ServiceMaster Company, (The) 2.76%-2.80%, 7/24/14(c)		125	117,756
2.76, 7/24/14(c)		1,257	1,182,468

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

West Corp. 2.63%, 7/15/16(c)	U.S.$	1,458	$1,434,102

			4,039,572

Technology – 0.1%
Avaya Inc. 3.06%, 10/24/14(c)		245	217,063
Dresser, Inc. 2.61%, 5/04/14(c)		969	930,072
First Data Corp. 3.01%, 9/24/14(c)		689	605,907
SunGard Data Systems Inc. (Solar Capital Corp.) 2.01%, 2/28/14(c)		41	39,979
3.97%-4.04%, 2/28/16(c)		672	659,170

			2,452,191

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 3.51%, 4/30/14(c)		986	935,561

Transportation - Services – 0.0%
Swift Transportation Co., Inc. 8.25%, 5/12/14(c)		338	329,632

			34,498,527

Utility – 0.1%
Electric – 0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 2.81%, 11/01/13(c)		606	566,824
4.81%, 5/01/14(c)		1,750	1,583,750
Texas Competitive Electric Holdings Company, LLC (TXU) 3.76%-4.07%, 10/10/14(c)		2,434	1,886,803

			4,037,377

Financial Institutions – 0.1%
Finance – 0.1%
CIT Group, Inc. 6.25%, 8/11/15(c)		1,719	1,729,953

Insurance – 0.0%
Asurion Corporation 3.26%-3.40%, 7/03/14(c)		1,089	1,042,173

			2,772,126

Total Bank Loans (cost $40,295,544)			41,308,030

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 1.0%
Croatia – 0.2%
Republic of Croatia 6.75%, 11/05/19(a)	U.S.$	4,710	$5,145,675

Poland – 0.4%
Poland Government International Bond 3.875%, 7/16/15		6,977	7,247,359
4.675%, 10/15/19	EUR	2,050	2,902,816
6.375%, 7/15/19	U.S.$	2,910	3,442,894

			13,593,069

Russia – 0.4%
Russian Federation 7.50%, 3/31/30(a)		9,219	10,993,061

Total Governments – Sovereign Bonds (cost $27,413,663)			29,731,805

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.7%
United States – 0.7%
State of California 7.95%, 3/01/36		10,685	11,455,388
State of Illinois 7.35%, 7/01/35		4,440	4,659,336
Texas State Transportation Commission 5.178%, 4/01/30		3,400	3,654,150

Total Local Governments – Municipal Bonds (cost $18,867,657)			19,768,874

SUPRANATIONALS – 0.5%
Inter-American Development Bank Series RG 9.75%, 5/15/15 (cost $16,254,173)	GBP	7,757	16,232,970

EMERGING MARKETS – TREASURIES – 0.4%
Colombia – 0.4%
Republic of Colombia 7.75%, 4/14/21 (cost $9,725,308)	COP	18,074,000	11,839,019

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.1%
Evraz Group SA 8.875%, 4/24/13(a)	U.S.$	3,468	$3,710,760

Energy – 0.2%
Ecopetrol SA 7.625%, 7/23/19		5,262	6,367,020

Total Emerging Markets – Corporate Bonds (cost $9,082,113)			10,077,780

EMERGING MARKETS – SOVEREIGNS – 0.2%
Indonesia – 0.2%
Republic of Indonesia 7.75%, 1/17/38(a) (cost $5,344,131)		5,568	7,544,640

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 0.2%
Canada – 0.2%
Province of Ontario Canada 4.25%, 12/11/13	EUR	925	1,344,322
Province of Quebec Canada 4.25%, 2/27/13		3,525	5,084,947

Total Local Governments – Provincial Bonds (cost $6,316,235)			6,429,269

CMOs – 0.1%
Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 4.341%, 12/25/35 (cost $2,024,736)	U.S.$	2,170	2,107,649

		Shares
PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25% (cost $2,673,750)		106,950	46,523

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.18%(e) (cost $17,360,249)	17,360,249	$17,360,249

Total Investments – 106.7% (cost $3,005,380,631)		3,192,364,966
Other assets less liabilities – (6.7)%		(201,795,254)

Net Assets – 100.0%		$2,990,569,712

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bobl Future	768	December 2010	$126,474,699	$126,275,774	$(198,925)
Japan 10 Yr Bond Future	53	December 2010	89,562,889	91,054,863	1,491,974
US 5 Yr Note Future	2,221	December 2010	266,110,958	268,446,029	2,335,071

Sold Contracts
US Long Bond Future	2,119	December 2010	280,248,853	283,350,031	(3,101,178)
US 10 Yr Note Future	1,174	December 2010	144,878,937	147,979,037	(3,100,100)

					$(2,573,158)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Bank PLC Wholesale:
Euro settling 10/28/10	6,590	$8,412,909	$8,982,454	$569,545
Euro settling 10/28/10	7,115	9,283,723	9,697,247	413,524
Euro settling 10/28/10	4,322	5,482,603	5,890,731	408,128
Euro settling 10/28/10	2,958	3,769,712	4,031,802	262,090
Swiss Franc settling 10/08/10(1)	60,597	59,695,567	61,669,213	1,973,646
BNP Paribas SA:
Euro settling 10/28/10	667	868,538	909,707	41,169
Credit Suisse First Boston:
Norwegian Krone settling 11/04/10	184,114	29,174,909	31,253,200	2,078,291

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London:
Canadian Dollar settling 11/22/10	1,069	$1,034,495	$1,037,598	$3,103
Euro settling 10/28/10	3,469	4,524,147	4,728,130	203,983
Swedish Krona settling 10/20/10	175,076	23,721,468	25,963,057	2,241,589
Swedish Krona settling 10/20/10	22,553	3,042,120	3,344,544	302,424
Standard Chartered Bank:
South Korean Won settling 10/18/10	67,127,665	57,831,286	58,840,762	1,009,476
UBS Securities LLC:
Euro settling 10/08/10(2)	23,874	30,481,429	32,545,671	2,064,242
Swedish Krona settling 10/20/10(3)	214,520	29,647,684	31,812,428	2,164,744

Sale Contracts:
Westpac Banking Corporation:
Australian Dollar settling 10/26/10	18,885	17,651,834	18,203,832	(551,998)
HSBC Bank USA:
Australian Dollar settling 10/26/10	21,783	19,123,555	20,996,744	(1,873,189)
BNP Paribas SA:
British Pound settling 12/01/10	193,530	304,184,906	303,881,789	303,117
Credit Suisse First Boston:
Canadian Dollar settling 11/22/10	362,139	351,936,490	351,570,566	365,924
Barclays Bank PLC Wholesale:
Euro settling 10/08/10(1)	46,761	59,695,567	63,745,306	(4,049,739)
Euro settling 10/28/10	5,422	6,863,957	7,390,469	(526,512)
Deutsche Bank AG London:
Euro settling 10/28/10	304,640	386,155,106	415,225,774	(29,070,668)
Euro settling 11/22/10	235,000	307,263,910	320,238,966	(12,975,056)
HSBC Bank USA:
Japanese Yen settling 11/10/10	3,864,907	46,542,717	46,313,201	229,516
Barclays Bank PLC Wholesale:
New Zealand Dollar settling 12/02/10	28,473	20,853,740	20,789,107	64,633
UBS Securities LLC:
Norwegian Krone settling 10/20/10(3)	183,551	29,647,684	31,182,640	(1,534,956)
HSBC Bank USA:
Swedish Krona settling 10/20/10	303,770	41,136,427	45,047,761	(3,911,334)
UBS Securities LLC:
Swiss Franc settling 10/08/10(2)	31,123	30,481,429	31,673,396	(1,191,967)
Morgan Stanley & Co., Inc.:
Swiss Franc settling 10/08/10	29,218	27,874,042	29,734,566	(1,860,524)

(1)	Represents a cross-currency purchase of Swiss Franc and a sale of Euro.

(2)	Represents a cross-currency purchase of Euro and a sale of Swiss Franc.

(3)	Represents a cross-currency purchase of Swedish Krona and a sale of Norwegian Krone.

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at September 30, 2010
Barclay’s Capital Inc.	(0.50)%*	12/31/10	$3,994,989
Barclay’s Capital Inc.	0.24%	10/18/10	49,061,098
Bond Direct Securities LLC	0.24%	10/18/10	30,302,020
HSBC Securities Inc.	0.24%	10/08/10	49,507,260
HSBC Securities Inc.	0.24%	10/18/10	30,302,020
HSBC Securities Inc.	0.25%	10/06/10	24,382,774
HSBC Securities Inc.	0.25%	10/08/10	5,313,090
ING Bank Amsterdam	(0.50)%*	12/31/10	517,478

			$193,380,729

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the aggregate market value of these securities amounted to $337,050,128 or 11.3% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $193,595,898.

(c)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.

(d)	Security is in default and is non-income producing.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2010, the fund’s total exposure to subprime investments was 0.07% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

Glossary:

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,988,020,382)	$3,175,004,717
Affiliated issuers (cost $17,360,249)	17,360,249
Cash	7,152,732	(a)
Foreign currencies, at value (cost $274,836)	279,880
Dividends and interest receivable	42,971,499
Unrealized appreciation of forward currency exchange contracts	9,998,575
Receivable for capital stock sold	11,324,957
Receivable for investment securities sold	217,736

Total assets	3,264,310,345

Liabilities
Payable for reverse repurchase agreements	193,380,729
Unrealized depreciation of forward currency exchange contracts	52,845,374
Due to Custodian	6,433,274
Payable for investment securities purchased	10,223,617
Payable for capital stock redeemed	5,215,985
Dividends payable	2,809,116
Distribution fee payable	1,056,032
Advisory fee payable	831,404
Transfer Agent fee payable	95,615
Payable for variation margin on futures contracts	55,229
Administrative fee payable	19,255
Accrued expenses and other liabilities	775,003

Total liabilities	273,740,633

Net Assets	$2,990,569,712

Composition of Net Assets
Capital stock, at par	$351,416
Additional paid-in capital	2,862,868,721
Undistributed net investment income	16,076,228
Accumulated net realized loss on investment and foreign currency transactions	(31,257,129)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	142,530,476

	$2,990,569,712

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,744,322,523	205,095,910	$8.50	*

B	$80,988,941	9,520,246	$8.51

C	$684,415,115	80,219,842	$8.53

Advisor	$457,794,293	53,868,067	$8.50

R	$11,857,209	1,394,818	$8.50

K	$1,260,807	148,315	$8.50

I	$9,930,824	1,168,100	$8.50

*	The maximum offering price per share for Class A shares was $8.88, which reflects a sales charge of 4.25%.

(a)	An amount of $7,152,732 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2010.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

Investment Income
Interest	$128,789,823
Dividends (affiliated issuers)	43,311	$128,833,134

Expenses
Advisory fee (see Note B)	12,980,904
Distribution fee—Class A	4,713,156
Distribution fee—Class B	904,168
Distribution fee—Class C	6,098,126
Distribution fee—Class R	35,959
Distribution fee—Class K	1,799
Transfer agency—Class A	1,522,786
Transfer agency—Class B	112,752
Transfer agency—Class C	638,158
Transfer agency—Advisor Class	312,099
Transfer agency—Class R	16,909
Transfer agency—Class K	1,439
Transfer agency—Class I	2,203
Printing	530,318
Custodian	299,474
Registration fees	255,066
Administrative	85,510
Audit	70,203
Directors’ fees	51,941
Legal	51,648
Miscellaneous	56,091

Total expenses before interest and borrowing fee	28,740,709
Interest expense and borrowing fee	1,919,516

Total expenses	30,660,225
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,347,642)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(1,079)

Net expenses		29,311,504

Net investment income		99,521,630

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		41,141,425
Futures contracts		(9,072,805)
Options written		(343,144)
Foreign currency transactions		102,518,072
Net change in unrealized appreciation/depreciation of:
Investments		105,809,248
Futures contracts		3,125,647
Foreign currency denominated assets and liabilities		(40,418,486)

Net gain on investment and foreign currency transactions		202,759,957

Net Increase in Net Assets from Operations		$302,281,587

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2010		Year Ended September 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$99,521,630		$102,613,068
Net realized gain (loss) on investment and foreign currency transactions	134,243,548		(112,576,413)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	68,516,409		259,192,127

Net increase in net assets from operations	302,281,587		249,228,782
Dividends and Distributions to Shareholders from
Net investment income
Class A	(62,263,162)		(69,757,233)
Class B	(3,005,950)		(5,320,462)
Class C	(19,767,607)		(22,054,374)
Advisor Class	(13,334,376)		(5,611,379)
Class R	(261,284)		(35,701)
Class K	(27,741)		(8,044)
Class I	(372,108)		(41,058)
Net realized gain on investment and foreign currency transactions
Class A	– 0	–	(20,648,839)
Class B	– 0	–	(1,961,929)
Class C	– 0	–	(7,282,927)
Advisor Class	– 0	–	(1,201,784)
Class R	– 0	–	(1,634)
Class K	– 0	–	(998)
Class I	– 0	–	(1,263)
Capital Stock Transactions
Net increase (decrease)	596,950,547		(70,447,993)

Total increase	800,199,906		44,853,164
Net Assets
Beginning of period	2,190,369,806		2,145,516,642

End of period (including undistributed net investment income/(excess distributions) of $16,076,228 and $(92,332,563), respectively)	$2,990,569,712		$2,190,369,806

See notes to financial statements.

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser utilized a portfolio pricing service to price the TALF loans. The methodologies utilized by the vendor to value the TALF loans took into consideration, among other factors, the deal characteristics, historical performance, market interest rates, and the value of the underlying collateral.

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

As of July 14, 2010 and for the remainder of the reporting period ended September 30, 2010, there were no TALF loans outstanding for the Fund. For the period October 1, 2009 through July 14, 2010, the Fund elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permitted a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option required that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.4). Through July 14, 2010, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2010:

Investments in Securities	Level 1			Level 2	Level 3			Total
Governments – Treasuries	$	– 0	–	$1,329,094,379	$	– 0	–	$1,329,094,379
Corporates – Investment Grades		– 0	–	954,144,006		16,584,035		970,728,041
Governments – Sovereign Agencies		– 0	–	279,733,203		– 0	–	279,733,203
Corporates – Non-Investment Grades		– 0	–	161,019,392		– 0	–	161,019,392

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Covered Bonds	$	– 0	–	$89,917,664		$	– 0	–	$89,917,664
Commercial Mortgage-Backed Securities		– 0	–	37,706,019			40,690,115		78,396,134
Quasi-Sovereigns		– 0	–	67,372,751			– 0	–	67,372,751
Mortgage Pass-Thru’s		– 0	–	53,656,594			– 0	–	53,656,594
Bank Loans		– 0	–	– 0	–		41,308,030		41,308,030
Governments – Sovereign Bonds		– 0	–	29,731,805			– 0	–	29,731,805
Local Governments – Municipal Bonds		– 0	–	19,768,874			– 0	–	19,768,874
Supranationals		– 0	–	16,232,970			– 0	–	16,232,970
Emerging Markets – Treasuries		– 0	–	11,839,019			– 0	–	11,839,019
Emerging Markets – Corporate Bonds		– 0	–	10,077,780			– 0	–	10,077,780
Emerging Markets – Sovereigns		– 0	–	7,544,640			– 0	–	7,544,640
Local Governments – Provincial Bonds		– 0	–	6,429,269			– 0	–	6,429,269
CMOs		– 0	–	– 0	–		2,107,649		2,107,649
Preferred Stocks		46,523		– 0	–		– 0	–	46,523
Short-Term Investments		17,360,249		– 0	–		– 0	–	17,360,249

Total Investments in Securities		17,406,772		3,074,268,365			100,689,829		3,192,364,966
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts		– 0	–	9,998,575			– 0	–	9,998,575
Futures		3,827,045		– 0	–		– 0	–	3,827,045	†
Liabilities
Forward Currency Exchange Contracts		– 0	–	(52,845,374)			– 0	–	(52,845,374)
Futures		(6,400,203)		– 0	–		– 0	–	(6,400,203	)†

Total		$14,833,614		$3,031,421,566			$100,689,829		$3,146,945,009

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/depreciation of futures contracts is reported in the portfolio of investments.

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Governments - Treasuries			Corporates - Investment Grades		Governments - Sovereign Agencies			Corporates - Non- Investment Grades
Balance as of 9/30/09		$54,422,887		$51,623,348			$13,446,282			$19,659,598
Accrued discounts/ premiums		(14,138)		557,036			(16,837)			(884)
Realized gain (loss)		5,378,077		3,261,339			1,497,129			453,537
Change in unrealized appreciation/ depreciation		(10,588,852)		(39,656)			(2,020,629)			982,995
Net purchases (sales)		(40,083,668)		(29,471,357)			(12,905,945)			(6,257,471)
Transfers into Level 3		– 0	–	– 0	–		– 0	–		– 0	–
Transfer out of Level 3		(9,114,306)		(9,346,675)			– 0	–		(14,837,775)

Balance as of 9/30/10	$	– 0	–	$16,584,035		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 9/30/10	$	– 0	–	$1,503,799		$	– 0	–	$	– 0	–

	Covered Bonds			Commercial Mortgage- Backed Securities		Quasi- Sovereigns			Bank Loans
Balance as of 9/30/09		$8,018,191		$6,692,804			$45,819,125			$51,816,082
Accrued discounts/ premiums		7,454		429			331,272			1,258,552
Realized gain (loss)		(1,267,971)		– 0	–		(2,979,751)			(103,318)
Change in unrealized appreciation/ depreciation		55,058		1,712,008			5,718,804			1,216,799
Net purchases (sales)		(6,812,732)		11,839,945			(13,383,298)			(12,880,085)
Transfers into Level 3		– 0	–	20,444,929			– 0	–		– 0	–
Transfer out of Level 3		– 0	–	– 0	–		(35,506,152)			– 0	–

Balance as of 9/30/10	$	– 0	–	$40,690,115		$	– 0	–		$41,308,030

Net change in unrealized appreciation/depreciation from investments held as of 9/30/10	$	– 0	–	$1,712,008		$	– 0	–		$428,375

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Notes to Financial Statements

	Governments - Sovereign Bonds			Emerging Markets - Corporate Bonds			Emerging Markets - Sovereigns			CMOs
Balance as of 9/30/09		$20,805,960			$3,350,781			$6,180,480		$4,415,160
Accrued discounts/ premiums		1,606			– 0	–		2,680		10,811
Realized gain (loss)		1,772,578			– 0	–		– 0	–	176,374
Change in unrealized appreciation/ depreciation		(1,610,965)			359,979			(839,513)		82,305
Net purchases (sales)		(17,526,285)			– 0	–		(5,343,647)		(2,577,001)
Transfers into Level 3		– 0	–		– 0	–		– 0	–	– 0	–
Transfer out of Level 3		(3,442,894)			(3,710,760)			– 0	–	– 0	–

Balance as of 9/30/10	$	– 0	–	$	– 0	–	$	– 0	–	$2,107,649

Net change in unrealized appreciation/depreciation from investments held as of 9/30/10	$	– 0	–	$	– 0	–	$	– 0	–	$82,305

	Emerging Markets - Treasuries			Local Governments - Regional Bonds			TALF Loans			Total
Balance as of 9/30/09		$43,541,156			$2,629,128			$(120,728,731)		$211,692,251
Accrued discounts/ premiums		9,253			2,279			– 0	–	2,149,513
Realized gain (loss)		8,945,923			524,844			– 0	–	17,658,761
Change in unrealized appreciation/ depreciation		(9,159,209)			(216,339)			– 0	–	(14,347,215)
Net purchases (sales)		(43,337,123)			(2,939,912)			120,728,731		(60,949,848)
Transfers into Level 3		– 0	–		– 0	–		– 0	–	20,444,929
Transfer out of Level 3		– 0	–		– 0	–		– 0	–	(75,958,562)

Balance as of 9/30/10	$	– 0	–	$	– 0	–	$	– 0	–	$100,689,829

Net change in unrealized appreciation/depreciation from investments held as of 9/30/10	$	– 0	–	$	– 0	–	$	– 0	–	$3,726,487	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Notes to Financial Statements

Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on September 30, 2011 and then may be extended by the Adviser for additional one year terms. For the year ended September 30, 2010, such reimbursement amounted to $1,347,642.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2010, such fee amounted to $85,510.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,095,554 the year ended September 30, 2010.

For the year ended September 30, 2010, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $227,199 from the sales of Class A shares and received $9,675, $82,474 and $58,869 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2010 is as follows:

Market Value September 30, 2009 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2010 (000)	Dividend Income (000)
$	– 0 –	$1,042,608	$1,025,248	$17,360	$43

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the year ended September 30, 2010, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. Such waiver amounted to $1,079. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Notes to Financial Statements

operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $26,325,583, $12,039,783, $42,946 and $2,042 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2010, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,865,207,760	$1,288,627,132
U.S. government securities	756,172,845	601,092,961

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Cost	$3,005,509,698

Gross unrealized appreciation	$202,122,128
Gross unrealized depreciation	(15,266,860)

Net unrealized appreciation	$186,855,268

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended September 30, 2010, the Fund entered into forward currency exchange contracts for hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon or non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Notes to Financial Statements

a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2010, the Fund entered into futures contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended September 30, 2010, the Fund had the following transactions:

	Number of Contracts	Premiums Received
Options written outstanding as of 9/30/09	– 0 –	$	– 0 –
Options written	178,220,200		383,043
Options closed	(40,000,000)		(220,688)
Options expired	(138,220,200)		(162,355)

Options written outstanding as of 9/30/10	– 0 –	$	– 0 –

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

Notes to Financial Statements

appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. For the year ended September 30, 2010 the Fund did not engage in credit default swaps.

At September 30, 2010 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts*			Payable for variation margin on futures contracts	$55,229

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$9,998,575	Unrealized depreciation of forward currency exchange contracts	52,845,374

Total		$9,998,575		$59,900,603

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$(9,072,805)	$3,125,647

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	97,668,697	(41,403,414)

Currency contracts	Net realized gain/(loss) on options written;	(343,144)	– 0	–

Total		$88,252,748	$(38,277,767)

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

Notes to Financial Statements

For the year ended September 30, 2010, the average monthly principal amount of forward currency exchange contracts was $1,844,668,467 and average monthly notional amount of futures contracts was $533,118,656.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2010, the average amount of reverse repurchase agreements outstanding was $169,983,575 and the daily weighted average interest rate was 0.18%.

4. Term Asset-Backed Securities Loan Facility

Through July 14, 2010, the Fund participated in the TALF program. Under the TALF program eligible borrowers obtained a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral was not recorded as a sale on the Fund’s records. The Fund agreed to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, the Fund was not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan was prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund paid a one time administration fee based upon the amount borrowed to the FRBNY.

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Borrowing under TALF, as with the extension of other types of credit, subjected the Fund to certain risks, including possible delays in the recovery of securities posted as collateral or possible loss of rights in the collateral should the Fund be unable to repay a loan. Additionally, there was the risk that the expenses associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which the Fund was entitled. Under the TALF program, interest earned on collateral was used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder was applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Fund was required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan was measured based on a predetermined rate on the loan origination and is reported on the statement of operations as interest expense.

As of July 14, 2010 and for the remainder of the reporting period, there were no TALF loans outstanding for the Fund. For the period October 1, 2009 through July 14, 2010, the average amount of TALF loans outstanding for the Fund was $77,747,253 and the weighted average interest rate was 2.59%.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class A
Shares sold	73,961,654	47,262,343	$601,807,487	$336,765,096

Shares issued in reinvestment of dividends and distributions	5,042,804	8,446,536	41,083,110	58,554,759

Shares converted from Class B	1,989,017	3,663,573	16,205,061	25,863,069

Shares redeemed	(49,533,378)	(78,740,627)	(404,073,434)	(551,436,832)

Net increase (decrease)	31,460,097	(19,368,175)	$255,022,224	$(130,253,908)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class B
Shares sold	1,007,404	1,630,212	$8,228,955	$11,367,554

Shares issued in reinvestment of dividends and distributions	255,612	698,579	2,076,270	4,823,977

Shares converted to Class A	(1,989,017)	(3,662,359)	(16,205,061)	(25,863,069)

Shares redeemed	(2,315,197)	(4,770,457)	(18,889,412)	(33,006,913)

Net decrease	(3,041,198)	(6,104,025)	$(24,789,248)	$(42,678,451)

Class C
Shares sold	25,255,083	16,590,040	$206,053,184	$120,015,282

Shares issued in reinvestment of dividends and distributions	1,787,444	3,103,885	14,598,350	21,596,328

Shares redeemed	(13,541,300)	(19,444,763)	(110,658,384)	(135,913,096)

Net increase	13,501,227	249,162	$109,993,150	$5,698,514

Advisor Class
Shares sold	43,065,922	20,127,277	$351,330,370	$146,725,557

Shares issued in reinvestment of dividends and distributions	1,155,808	645,401	9,441,674	4,547,837

Shares redeemed	(14,737,319)	(8,464,631)	(120,147,171)	(59,456,503)

Net increase	29,484,411	12,308,047	$240,624,873	$91,816,891

Class R
Shares sold	1,193,032	300,387	$9,697,881	$2,196,424

Shares issued in reinvestment of dividends and distributions	30,623	4,603	251,028	33,879

Shares redeemed	(121,350)	(28,995)	(997,972)	(214,353)

Net increase	1,102,305	275,995	$8,950,937	$2,015,950

Class K
Shares sold	122,908	41,190	$1,003,104	$301,372

Shares issued in reinvestment of dividends and distributions	3,248	1,097	26,653	7,943

Shares redeemed	(27,622)	(445)	(222,585)	(3,209)

Net increase	98,534	41,842	$807,172	$306,106

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class I
Shares sold	2,840,313	361,705	$23,100,202	$2,661,105

Shares issued in reinvestment of dividends and distributions	33,243	4,915	271,313	37,518

Shares redeemed	(2,073,622)	(7,551)	(17,030,076)	(51,718)

Net increase	799,934	359,069	$6,341,439	$2,646,905

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

Notes to Financial Statements

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Such investments may incur losses greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The Fund may also utilize leverage through the use of the TALF loan. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows.

	2010	2009
Distributions paid from:
Ordinary income	$99,032,228	$133,927,625

Total distributions paid	$99,032,228	$133,927,625

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	16,158,673
Accumulated capital and other losses	(74,904,449	)(a)
Unrealized appreciation/(depreciation)	189,114,415	(b)

Total accumulated earnings/(deficit)	130,368,639	(c)

(a)

On September 30, 2010, the Fund had a net capital loss carryforward of $34,167,692 of which $25,057,397 expires in the year 2017 and $9,110,295 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund had capital loss carryforwards of $12,599,593 expire. As of September 30, 2010, the Fund had deferred tax straddle losses of $40,736,757.

(b)

The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gains/losses on certain derivative instruments and wash sale deferrals.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable and book to tax differences on defaulted securities.

During the current fiscal year permanent differences, primarily due to foreign currency transactions, paydown gain (loss), and a capital loss carryforward expiration, resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.87	$ 7.39	$ 8.07	$ 7.54	$ 7.69

Income From Investment Operations
Net investment income(a)	.32	.40	.42	.40	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.63	.60	(.70)	.52	(.15)

Net increase (decrease) in net asset value from operations	.95	1.00	(.28)	.92	.29

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.40)	(.40)	(.39)	(.44)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.52)	(.40)	(.39)	(.44)

Net asset value, end of period	$ 8.50	$ 7.87	$ 7.39	$ 8.07	$ 7.54

Total Return
Total investment return based on net asset value(b)	12.38%	14.65%	(3.75)%	12.47%	3.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,744,323	$1,367,036	$1,425,649	$1,071,398	$935,901
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.98	%(c)	.93%	1.04	%*	1.80%	1.04	%(c)
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90	%(c)	.90%	.90%	1.80%	1.04	%(c)
Expenses, before waivers/reimbursements	1.02	%(c)	1.00%	1.15%	1.80%	1.04	%(c)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.95	%(c)	.97%	1.01%	1.05%	1.04	%(c)
Net investment income	3.98	%(c)	5.65%	5.19%	5.09%	5.81	%(c)
Portfolio turnover rate	69%	91%	140%	170%	104%

See footnote summary on page 65.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.88	$ 7.39	$ 8.07	$ 7.54	$ 7.68

Income From Investment Operations
Net investment income(a)	.27	.35	.36	.34	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.63	.61	(.70)	.52	(.14)

Net increase (decrease) in net asset value from operations	.90	.96	(.34)	.86	.24

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.35)	(.34)	(.33)	(.38)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.47)	(.34)	(.33)	(.38)

Net asset value, end of period	$ 8.51	$ 7.88	$ 7.39	$ 8.07	$ 7.54

Total Return
Total investment return based on net asset value(b)	11.60%	14.01%	(4.44)%	11.65%	3.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$80,989	$98,925	$137,926	$171,078	$277,450
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.68	%(c)	1.63%	1.75	%*	2.53%	1.76	%(c)
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.60	%(c)	1.60%	1.60%	2.53%	1.76	%(c)
Expenses, before waivers/reimbursements	1.76	%(c)	1.73%	1.88%	2.53%	1.76	%(c)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.68	%(c)	1.71%	1.73%	1.77%	1.76	%(c)
Net investment income	3.34	%(c)	4.95%	4.52%	4.36%	5.10	%(c)
Portfolio turnover rate	69%	91%	140%	170%	104%

See footnote summary on page 65.

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.90	$ 7.41	$ 8.09	$ 7.56	$ 7.71

Income From Investment Operations
Net investment income(a)	.27	.35	.36	.34	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.63	.61	(.70)	.52	(.15)

Net increase (decrease) in net asset value from operations	.90	.96	(.34)	.86	.23

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.35)	(.34)	(.33)	(.38)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.47)	(.34)	(.33)	(.38)

Net asset value, end of period	$ 8.53	$ 7.90	$ 7.41	$ 8.09	$ 7.56

Total Return
Total investment return based on net asset value(b)	11.55%	13.95%	(4.42)%	11.65%	3.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$684,415	$526,963	$492,541	$307,616	$256,047
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.67	%(c)	1.63%	1.75	%*	2.50%	1.74	%(c)
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.60	%(c)	1.60%	1.60%	2.50%	1.74	%(c)
Expenses, before waivers/reimbursements	1.73	%(c)	1.70%	1.86%	2.50%	1.74	%(c)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.65	%(c)	1.67%	1.71%	1.75%	1.74	%(c)
Net investment income	3.26	%(c)	4.92%	4.46%	4.37%	5.07	%(c)
Portfolio turnover rate	69%	91%	140%	170%	104%

See footnote summary on page 65.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,			November 5, 2007(d) to September 30, 2008
	2010		2009

Net asset value, beginning of period	$ 7.87		$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.34		.41	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64		.62	(.78)

Net increase (decrease) in net asset value from operations	.98		1.03	(.37)

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.35)		(.54)	(.39)

Net asset value, end of period	$ 8.50		$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(b)	12.71%		15.10%	(4.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$457,794		$191,855	$89,152
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.66	%(c)	.64%	.74	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.60	%(c)	.60%	.60	%(e)
Expenses, before waivers/reimbursements	.72	%(c)	.69%	.88	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.65	%(c)	.65%	.74	%(e)
Net investment income	4.21	%(c)	5.88%	5.37	%(e)
Portfolio turnover rate	69%		91%	140%

See footnote summary on page 65.

62	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30,			November 5, 2007(d) to September 30, 2008
	2010		2009

Net asset value, beginning of period	$ 7.87		$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.30		.37	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64		.61	(.75)

Net increase (decrease) in net asset value from operations	.94		.98	(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.38)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.31)		(.50)	(.35)

Net asset value, end of period	$ 8.50		$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(b)	12.15%		14.38%	(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,857		$2,302	$122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(c)	1.15%	1.24	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.10	%(c)	1.10%	1.10	%(e)
Expenses, before waivers/reimbursements	1.35	%(c)	1.31%	1.48	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.29	%(c)	1.27%	1.34	%(e)
Net investment income	3.66	%(c)	5.35%	4.92	%(e)
Portfolio turnover rate	69%		91%	140%

See footnote summary on page 65.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30,			November 5, 2007(d) to September 30, 2008
	2010		2009

Net asset value, beginning of period	$ 7.87		$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.32		.40	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64		.61	(.75)

Net increase (decrease) in net asset value from operations	.96		1.01	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.40)	(.37)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.33)		(.52)	(.37)

Net asset value, end of period	$ 8.50		$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(b)	12.46%		14.88%	(5.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,261		$392	$59
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(c)	.89%	.99	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.85	%(c)	.85%	.85	%(e)
Expenses, before waivers/reimbursements	1.06	%(c)	.98%	1.09	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.01	%(c)	.93%	.95	%(e)
Net investment income	3.88	%(c)	5.63%	5.06	%(e)
Portfolio turnover rate	69%		91%	140%

See footnote summary on page 65.

64	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30,			November 5, 2007(d) to September 30, 2008
	2010		2009

Net asset value, beginning of period	$ 7.87		$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.34		.36	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64		.66	(.83)

Net increase (decrease) in net asset value from operations	.98		1.02	(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.35)		(.54)	(.39)

Net asset value, end of period	$ 8.50		$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(b)	12.77%		15.00%	(4.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,931		$2,897	$67
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.63	%(c)	.60%	.74	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.57	%(c)	.54%	.60	%(e)
Expenses, before waivers/reimbursements	.63	%(c)	.60%	.77	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.57	%(c)	.54%	.63	%(e)
Net investment income	4.17	%(c)	5.88%	5.45	%(e)
Portfolio turnover rate	69%		91%	140%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Commencement of distribution.

(e)	Annualized.

*	Revised to include interest expense.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	65

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Bond Fund, Inc. (formerly AllianceBernstein Global Government Income Trust, Inc.) (the “Fund”), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Bond Fund, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 24, 2010

66	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2010.

For foreign shareholders, 40.99% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	67

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

68	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,+ 78 (1992)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 68 (1992)	Independent Consultant since prior 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	95	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	69

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	95	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	95	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

70	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	95	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	71

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		95	None

72	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	95	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates since prior to 2005)

Earl D. Weiner, # 71 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	95	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	73

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

74	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith, 50	President and Chief Executive Officer

Senior Vice President of AllianceBernstein L.P. (the “Adviser”)** and the head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein, 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Scott A. DiMaggio, 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Michael L. Mon, 41	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2005.

Douglas J. Peebles, 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Matthew S. Sheridan, 35	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2005.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	75

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2005.

Joseph J. Mantineo, 51	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2005.

Stephen M. Woetzel, 39	Controller	Vice President of ABIS,** with which he has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

76	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Bond Fund, Inc., (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with

1	It should be noted that Senior Officer’s fee evaluation was completed on October 21, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	It should be noted that prior to November 5, 2007, the Fund was named AllianceBernstein Global Government Income Trust, Inc.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	77

almost all funds in each category having the same advisory schedule.4 Also shown below are the Fund’s net assets as of September 30, 2009 and September 30, 2008.

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2009 Net Assets ($MM)	September 30, 2008 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,187.3	$2,143.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $109,575 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (03/31/09)		Fiscal Year End
Global Bond Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	0.71 1.01 1.74 1.71 1.30 1.01 0.63	% % % % % % %	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

78	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2009 net assets.

Fund	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Bond Fund, Inc.	$2,187.3	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum account size: $25m	0.253%	0.500%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	79

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[7]
Global Bond Fund, Inc.	Global Bond
	Class A	1.10%
	Class I (Institutional)	1.05%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual funds that have a somewhat similar investment style as the Funds are as follows:

Fund	ITM Mutual Fund	Fee[8]
Global Bond Fund, Inc.	Global Income Fund	0.75%
	Global Bond Fund 1	0.54%
	Global Bond Fund 2	0.54%
	Global Bond Fund 3	0.45%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2009 net assets:

Fund		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Fund Advisory Fee
Global Bond Fund, Inc.	Client #1	AB Sub-Advisory Fee Schedule: 0.15% of average daily net assets	0.150%	0.500%

		Client #1 Advisory Fee Schedule: Advisory Fee 0.15% of average daily net assets	0.750%

		Administrative Fee 0.60% of average daily net assets

7	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 21, 2009 by Reuters was ¥92.06 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $325.9 million; ¥20 billion would be equivalent to approximately $217.2 million; and ¥450 billion would be equivalent to approximately $4.888 billion.

80	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Global Bond Fund, Inc.	0.500	0.559	1/7

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. The contractual management fee does not reflect the expense cap, which reduces the effective management fee.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	81

Lipper also compared the Portfolio’s total expense ratios in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund	0.906	1.019	2/7	1.105	3/20

Based on this analysis, the Fund has an equally favorable ranking on a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year Class A share total expense ratio.

82	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $219,813, $10,128,323 and $311,473 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased slightly in 2008 in comparison to 2007. During the Fund’s most recently completed fiscal year, ABIS received $954,060 in fees from the Fund.15

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $53,106 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	83

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $498 billion as of September 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

84	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2009.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.79	3.79	4.05	4/7	14/25
3 year	6.74	6.22	6.22	2/7	3/21
5 year	7.44	5.62	5.46	2/7	2/19
10 year	8.76	5.56	5.56	2/5	2/13

19	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that are shown were provided by Lipper. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	85

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Fund (in bold)22 versus its benchmarks.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending July 31, 2009 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Bond Fund	3.79	6.74	7.44	8.76	8.43	7.97	0.70	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	7.70	5.67	5.09	5.67	N/A	2.80	0.92	10
Barclays Capital Global Treasury Index (USD hedged)	7.49	5.88	5.35	5.52	N/A
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2009. Benchmark inception is from the nearest month end after Fund’s actual inception date.

24	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark Volatility and Sharpe Ratio information was estimated by the Senior Officer using Standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

86	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	87

AllianceBernstein Family of Funds

NOTES

88	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	89

NOTES

90	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	91

NOTES

92	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0151-0910

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)—(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2009	$55,320	$4,732	$10,400
	2010	$55,000	$—	$18,568

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)—(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2009	$746,586	$255,896
			$(245,496)
			$(10,400)
	2010	$729,965	$146,283
			$(127,715)
			$(18,568)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 26, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 26, 2010